UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 20, 2003



                              WYNN RESORTS, LIMITED

             (Exact Name of Registrant as Specified in its Charter)

             NEVADA                    000-50028            46-0484987
 (State or Other Jurisdiction of     (Commission         (I.R.S. Employer
         Incorporation)               File Number)     Identification No.)


        3145 LAS VEGAS BOULEVARD SOUTH
              LAS VEGAS, NEVADA                              89109
  (Address of Principal Executive Offices)                (Zip Code)

                                 (702) 733-4444
              (Registrant's telephone number, including area code)

Item 5.    Other Events.
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         On June 20, 2003, having obtained the approval of the Government of the Principality of Monaco, the Registrant entered into a previously announced strategic business alliance with Societe des Bains de Mer et du Cercle des Etrangers a Monaco, a societe anonyme Monegasque organized under the laws of the Principality of Monaco ("SBM") that provides for, among other things, the mutual exchange of management and marketing expertise. As part of the agreement, the Registrant completed the sale of 3,000,000 shares of its common stock to SBM in a privately negotiated, all cash transaction for US$15.00 per share, representing approximately 3.6% of the outstanding shares of the Registrant. In return, SBM has agreed, subject to certain exceptions, to refrain from transferring its shares of the Registrant's common stock prior to April 1, 2005 and will be entitled to certain registration rights thereafter. A copy of the press release issued by the Registrant and SBM on June 20, 2003 with respect to the closing of the transaction is attached to this report as
Exhibit 99.1 and is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:

                  Exhibit
                  Number   Description

                    10.1 Purchase Agreement, dated June 12, 2003, between Wynn Resorts, Limited and Societe des Bains de Mer et du Cercle des Etrangers a Monaco.(1)

                    10.2 Registration Rights Agreement, dated June 12, 2003, between Wynn Resorts, Limited and Societe des Bains de Mer et du Cercle des Etrangers a Monaco.(1)

                    99.1 Press release, dated June 20, 2003, by Wynn Resorts, Limited and Societe des Bains de Mer et du Cercle des Etrangers a Monaco.


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                    (1)   Previously filed with the Current Report on Form 8-K
                          filed by the Registrant on June 13, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 20, 2003

                                                  Wynn Resorts, Limited

                                                  By:  /s/ John Strzemp
                                                  ---------------------------
                                                  John Strzemp
                                                  Executive Vice President and
                                                  Chief Financial Officer




                                 Exhibit Index

                  Exhibit
                  Number   Description

                    10.1 Purchase Agreement, dated June 12, 2003, between Wynn Resorts, Limited and Societe des Bains de Mer et du Cercle des Etrangers a Monaco.(1)

                    10.2 Registration Rights Agreement, dated June 12, 2003, between Wynn Resorts, Limited and Societe des Bains de Mer et du Cercle des Etrangers a Monaco.(1)

                    99.1 Press release, dated June 20, 2003, by Wynn Resorts, Limited and Societe des Bains de Mer et du Cercle des Etrangers a Monaco.


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                    (1)   Previously filed with the Current Report on Form 8-K
                          filed by the Registrant on June 13, 2003.